UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Lifeward Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Donald Lynch Blvd., Marlborough MA	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +508.251.1154

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value NIS 1.75	LFWD	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 6, 2026, Lifeward Ltd. (the “Company”) held its Extraordinary General Meeting of Shareholders (the “Meeting”). An aggregate of 7,620,593 ordinary shares, par value NIS 1.75 each, of Lifeward Ltd. (the “Company”), or approximately 41.7% of the 18,293,776 ordinary shares issued and outstanding as of November 26, 2025, the record date for the Meeting, were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below.  Proposals No. 1, 2 and 3 received the requisite level of approval by shareholders. The proposals are described in greater detail in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on December 1, 2025, for the Meeting.

Results of the Meeting

Proposal No. 1: To authorize the Board of Directors of the Company (the “Board”) to determine whether to effect a reverse share split of the Company’s outstanding ordinary shares, par value NIS 1.75 each, and if so, to set a ratio within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board, and to approve conforming amendments to the Company’s Seventh Amended and Restated Articles of Association to reflect any such reverse share split.

For	Against	Abstain	Broker Non-Votes
5,473,874	2,084,129	62,589	0

Proposal No. 2: Subject to the approval of Proposal 1, and if the Board determines to effect a reverse share split pursuant thereto, to approve amendments to the Company’s Seventh Amended and Restated Articles of Association authorizing an increase in the Company’s authorized share capital.

For	Against	Abstain	Broker Non-Votes
5,343,641	2,149,990	126,960	0

Proposal No. 3: To amend the Company’s Seventh Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares.

For	Against	Abstain	Broker Non-Votes
5,037,563	1,506,673	1,076,355	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeward Ltd.

By:	/s/ Mark Grant
Name:	Mark Grant
Title:	President and Chief Executive Officer

Dated: January 6, 2026